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Exhibit 10.1

AMENDMENT NO.2
TO THE
BOSTON PROPERTIES, INC.
1997 STOCK OPTION AND INCENTIVE PLAN
AS AMENDED AND RESTATED ON JANUARY 24, 2000

A.    The Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "Plan"), as amended and restated on January 24, 2000, is hereby amended, by action of the Board of Directors of the Company at a meeting of the Board duly called and held on March 4, 2003, as follows:

        1.     Section 5(c)(i)(B) is hereby amended by adding the following sentence at the end thereof:

    "No Option shall be granted pursuant to the provisions of this Section 5(c)(i)(B) after December 31, 2002."

        2.     Section 5(c)(i)(C) is hereby amended by adding the following sentence at the end thereof:

    "No Option shall be granted pursuant to the provisions of this Section 5(c)(i)(C) after December 31, 2002."

B.    Except as amended as provided therein, this Plan shall be confirmed in all other respects.

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AMENDMENT NO.2 TO THE BOSTON PROPERTIES, INC. 1997 STOCK OPTION AND INCENTIVE PLAN AS AMENDED AND RESTATED ON JANUARY 24, 2000